Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF NEW JERSEY

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓
Bank Reconciliation (or copies of debtor's bank reconciliation)	MOR-1a	✓
Schedule of Professional Fees Paid	MOR-1b	✓
Copies of bank statements		✓
Cash disbursements journals		✓
Statement of Operations	MOR-2	✓
Balance Sheet	MOR-3	✓
Status of Postpetition Taxes	MOR-4	✓
Copies of IRS Form 6123 or payment receipt		✓
Copies of tax returns filed during reporting period		✓
Summary of Unpaid Postpetition Debts	MOR-4	✓
Listing of aged accounts payable	MOR-4	✓
Accounts Receivable Reconciliation and Aging	MOR-5	N/A
Debtor Questionnaire	MOR-5	✓

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Daryl Holcomb	June 30, 2011
Signature of Authorized Individual *	Date

Daryl K. Holcomb	Vice President & Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re	RCLC, INC.	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected

Cash Beginning of Month	$563,497.97	$1,000.00	$100.00	$71.26	$564,669.23	$-	$36,840.24	$-

Receipts	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Cash Sales	$-	$-	$-	$-	$-	$-	$-	$-
Accounts Receivable					-		-
Loans and Advances					-		-
Sale of Assets					-		-
Other (see below)	27.84				27.84		12,743.29
Transfers (From DIP Accts.)	96,034.00	20,334.61	13,326.09	-	129,694.70		2,914,227.02

Total Receipts	$96,061.84	$20,334.61	$13,326.09	$-	$129,722.54	$-	$2,926,970.31	$-

Disbursements	Amount	Amount	Amount	Amount	Amount	Amount	Amount	Amount
Net Payroll	$-	$20,334.61	$9,045.13	$	$29,379.74	$	$228,202.30	$-
Payroll Taxes					-		89,948.54
Sales, Use, & Other Taxes					-		90,929.41
Inventory Purchases					-		-
Secured/Rental/Leases	700.60				700.60		35,495.40
Insurance	4,443.25				4,443.25		152,205.26
Administrative	5,695.63				5,695.63		74,877.95
Selling					-		-
Other (see below)	7.92				7.92		69,310.41

Owner Draw *					-		-
Transfers (To DIP Accts)	33,660.70				33,660.70		1,252,819.94

Professional Fees	29,002.56				29,002.56		367,794.97
U.S. Trustee Quarterly Fees					-		10,725.00
Court Costs					-		-

Total Disbursements	$73,510.66	$20,334.61	$9,045.13	$-	$102,890.40	$-	$2,372,309.18	$-

Net Cash Flow	$22,551.18	$-	$4,280.96	$-	$26,832.14	$-	$554,661.13	$-
(Receipts Less Disbursements)

Cash - End of Month	$586,049.15	$1,000.00	$4,380.96	$71.26	$591,501.37	$-	$591,501.37	$-
* Compensation to Sole Proprietors for Services Rendered to Bankruptcy Estate

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for Calculating U.S. Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	$102,890.40
Less: Transfers to Debtor in Possession Accounts	(33,660.70)
Plus: Estate Disbursements Made by Outside Sources (i.e. from escrow accounts)
Total Disbursements for Calculating U.S. Trustee Quarterly Fees	$69,229.70

Other Receipts:
Refund of bank fees	$-	$-	$-	$-	$-
Refund of insurance premium & IT subscription	27.84				27.84
Funds deposited for RA Liquidating Corp in error	-				-
	$27.84	$-	$-	$-	$27.84
Other Expense :
Bank Fees	$-	$-	$-	$-	$-
401K	7.92				7.92
Administrative claim	-				-
Directors Fees	-				-
	7.92	$-	$-	$-	$7.92

In re	RCLC, INC.	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

	Tax	Operating	Payroll	Other
	Capital One Bank	Capital One Bank	Capital One Bank	Petty Cash
	*	*	*	N/A

Balance Per Book	$4,380.96	$586,049.18	$1,000.00	$71.26

Bank Balance	$4,380.96	$591,209.23	$7,913.21	N/A
(+) Deposits in Transit (Attach List)	-	-	-	-
(-) Outstanding Checks (Attach List)	-	(5,160.05)	(6,913.21)	-
Other (Attach Explanation)	-	-	-	-
Adjusted Bank Balance *	$4,380.96	$586,049.18	$1,000.00	N/A
* Adjusted bank balance must equal
balance per books

Deposits in Transit	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		$-		$-		$-		$-

		$-		$-		$-		$-

Checks Outstanding	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount	Ck.#	Amount
		$-	2015	$1,400.00	3056	$4,803.86		$-
			2161	2,217.04	3057	2,109.35
			2163	26.18
			2164	87.55
			2166	392.69
			2168	620.60
			2169	34.99
			2170	381.00
		$-		$5,160.05		$6,913.21		$-

Other
		$-

		$-		$-		$-		$-

* Account numbers have been redacted.

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

	Period	Amount		Check		Amount Paid		Year-To-Date
Payee	Covered	Approved	Payor	Number	Date	Fees	Expenses	Fees	Expenses
SSG Capital		$-				$-	$-	$30,000.00	$5,880.52

Cole, Schotz, Meisel, Forman & Leonard, P.A.								138,331.16	6,987.50

Demetrius & Company, LLC	1/1 - 1/31/11	1,330.00	RCLC	2156	05/11/11	1,064.00		10,787.72	-
	3/1 - 3/31/11	752.00	RCLC	2156	05/11/11	601.60

J.H. Cohn LLP	2/1 - 3/31/11	34,162.41	RCLC	MT051111	05/11/11	16,012.26	5.03	93,907.02	680.80
						11,289.54	30.13

Lowenstein Sandler PC								79,276.23	2,444.02

		$36,244.41				$28,967.40	$35.16	$352,302.13	$15,992.84

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	5/01/11 -5/31/11

STATEMENT OF OPERATIONS
(Income Statement)
Accrual Basis

		Cumulative
Revenues	Month	Filing to Date
Gross Revenues	$74,221.00	$1,125,169.30
Less: Returns and Allowances
Net Revenue	74,221.00	1,125,169.30

Cost of Goods Sold
Beginning Inventory		-
Add: Purchases		-
Add: Cost of Labor		-
Add: Other Costs (attach schedule)		-
Less: Ending Inventory		-
Cost of Goods Sold	-	-
Gross Profit	74,221.00	1,125,169.30

Operating Expenses
Advertising
Auto and Truck Expense	-	2,413.40
Bad Debts		-
Contributions		-
Employee Benefits Programs	(6,121.59)	44,360.43
Insider Compensation *	4,500.00	51,745.99
Insurance	6,692.27	203,078.64
Management Fees/Bonuses		-
Office Expense	1,264.62	18,196.91
Pension & Profit-Sharing Plans	7.92	(2,048.24)
Repairs and Maintenance	620.60	8,867.31
Rent and Lease Expense	3,350.60	33,316.65
Salaries/Commissions/Fees	25,659.19	269,681.86
Supplies		1,271.73
Taxes - Payroll	2,977.37	29,171.06
Taxes - Real Estate		-
Taxes - Other		-
Travel and Entertainment		5,969.63
Utilities	-	2,604.56
Other (attach schedule)	4,493.58	33,528.31
Total Operating Expenses Before Depreciation	43,444.56	702,158.24
Depreciation/Depletion/Amortization		-
Net Profit (Loss) Before Other Income & Expenses	30,776.44	423,011.06

Other Income and Expenses
Other Income (attach schedule)	(2,866.50)	(27,376.75)
Interest Expense	3,192.10	30,376.86
Other Expense (attach schedule)	1,121.08	226,371.09
Net Profit (Loss) Before Reorganization Items	29,329.76	193,639.86

Reorganization Items
Professional Fees	37,576.75	451,933.94
U.S. Trustee Quarterly Fees		10,725.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)		-
Gain (Loss) from Sale of Equipment		-
Other Reorganization Expenses (attach schedule)	-	75.00
Total Reorganization Expenses	37,576.75	462,733.94
Income Taxes - Deferred & allocated among affiliates	-	(620,580.00)
Income Taxes - Current		89,960.00
Net Profit (Loss)	$(8,246.99)	$261,525.92

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

STATEMENT OF OPERATIONS - continuation sheet

		Cumulative
Breakdown of "Other" Category	Month	Filing to Date

Other Costs
None	$-	$-

	$-	$-
Other Operational Expenses
Stock Transfers	$3,816.93	$18,005.34
Information Release Cost	676.65	7,675.40
Other Stock Related Expense		1,000.00
Bank Service Fees		6,788.17
Penalties & Late Charges		59.40

	$4,493.58	$33,528.31

Other Income
Dividend Income - Split Dollar Insurance	$2,866.50	$27,231.75
Other	-	145.00

	$2,866.50	$27,376.75

Other Expenses
Auditing & Tax Fees	$-	$24,375.00
Rights Plan Amortization	330.08	3,135.68
Legal Fee - Accrual		12,250.00
Other Professional Fees	791.00	19,041.50
Other Professional Fees - Getzler		167,522.00
Other		46.91

	$1,121.08	$226,371.09

Other Reorganization Expenses
New Jersey Business Gateway Service		$75.00

	$-	$75.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11: Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding.

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	5/01/11 -5/31/11

BALANCE SHEET
Accrual Basis

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Current Assets
Unrestricted Cash and Equivalents	$591,501.40	$36,840.24
Restricted Cash and Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses	10,693.69	242,091.94
Professional Retainers	53,117.00	54,703.60
Other Current Assets (attach schedule)	247,775.00	250,768.00
Total Current Assets	903,087.09	584,403.78

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
Total Property & Equipment	-	-

Other Assets
Loans to Insiders *
Other Assets (see schedule)	15,856,478.08	17,107,507.81
Total Other Assets	15,856,478.08	17,107,507.81

Total Assets	$16,759,565.17	$17,691,911.59

Liabilities And Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	$9,688.76	$-
Taxes Payable (refer to Form MOR-4)	6,716.33
Wages Payable
Notes Payable
Rent/Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees	128,677.61
Amounts Due to Insiders * (defined in 11 U.S.C. Section 101(31))	-
Other Postpetition Liabilities (attach schedule)	45,361.42
Total Postpetition Liabilities	190,444.12	-
Liabilities Subject to Compromise
Secured Debt	-	2,005,050.59
Priority Debt	38,735.59	51,133.31
Unsecured Debt	10,127,172.33	9,494,040.48
Total Pre-Petition Liabilities	10,165,907.92	11,550,224.38
Total Liabilities	10,356,352.04	11,550,224.38

Owner Equity
Capital Stock	5,172,577.50	5,172,577.50
Additional Paid-In Capital	30,006,795.83	30,006,795.83
Partners' Capital Account
Owner's Equity Account
Retained Earning - Pre-Petition	(27,441,016.10)	(27,441,016.10)
Retained Earning - Postpetition	261,525.92
Adjustments to Owner Equity (attach schedule)	(1,596,670.02)	(1,596,670.02)
Postpetition contributions (Distributions) (Draws) (attach schedule)
Net Owner Equity	6,403,213.13	6,141,687.21

Total Liabilities and Owners' Equity	$16,759,565.17	$17,691,911.59

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	5/01/11 -5/31/11

BALANCE SHEET - continuation sheet

Assets	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Current Assets
Current Deferred Tax Asset	$247,775.00	$250,768.00

	$247,775.00	$250,768.00
Other Assets
Investment is Subsidiaries	$8,972,480.35	$8,972,480.35
Intercompany Receivables - Prometcor	4,686,643.53	4,686,643.53
Intercompany Receivables - RCPC Liquidating	32,657.00	999,740.57
Intercompany Receivables - RA Liquidating	41,564.00	-
Deferred Sale costs - Ronson Aviation	-	348,601.95
Non-Current Deferred Tax Asset	2,083,890.68	2,034,742.68
Rights Plan	990.10	4,125.86
Cash Surrender Value - Life Insurance	38,252.42	61,172.87
	$15,856,478.08	$17,107,507.81

Liabilities And Owner Equity	Book Value at End of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Accrued Federal Income Tax	$-	$-
Accrued interest	12,280.23
Accrued vacation	9,783.80
Accrued audit costs	15,716.88
Employee 401K deferrals	-
Other accrued expenses	7,580.51
	$45,361.42	$-

Adjustments to Owner Equity
Treasury Stock	$(1,596,670.02)	$(1,596,670.02)

	$(1,596,670.02)	$(1,596,670.02)

Postpetition contributions (Distributions) (Draws) (attach schedule)

	$-	$-

In re	RCLC, Inc	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

STATUS OF POSTPETITION TAXES

	Beginning	Amount Withheld			Check No.	Ending
	Tax Liability	or Accrued	Amount Paid	Date Paid	or EFT	Tax Liability
Federal
Withholding	$2,110.00	$4,422.00	$(4,423.00)	5/2, 5/11, 5/18, 5/27	EFT	$2,109.00
FICA-Employee	722.25	1,549.18	(1,549.35)	5/2, 5/11, 5/18, 5/27	EFT	722.08
FICA-Employer	977.93	2,097.57	(2,097.80)	5/2, 5/11, 5/18, 5/27	EFT	977.70
Unemployment	216.78					216.78
Income	-	-	-			-
Other:	-					-
Total Federal Taxes	$4,026.96	$8,068.75	$(8,070.15)			$4,025.56

State and Local
Withholding	472.31	974.65	(974.98)	5/2, 5/11, 5/18, 5/27	EFT	471.98
Sales	-					-
Excise	-					-
Unemployment	983.08	819.90				1,802.98
Real Property	-					-
Personal Property	-					-
Income & franchise	-	-	-			-
Other:	217.36	198.45	-		EFT	415.81
Total State and Local	$1,672.75	$1,993.00	$(974.98)			$2,690.77

Total Taxes	$5,699.71	$10,061.75	$(9,045.13)			$6,716.33

SUMMARY OF UNPAID POSTPETITION DEBTS

Attached listing of accounts payable
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	$4,492.52	$2,217.04	$-	$-	$-	$6,709.56
Wages Payable						-
Taxes Payable	6,716.33					6,716.33
Rent/Leases-Building						-
Rent/Leases-Equipment						-
Secured Debt/Adequate Protection Payments						-
Professional Fees	68,139.62	19,561.95	23,738.02	8,331.59	332.24	120,103.42
Amounts Due to Insiders *	-					-
Other: 401K Employee	-					-
Other: Accrued expenses - other	41,186.01					41,186.01
Other: Federal Income Tax	-					-
Total Postpetition Debts	$120,534.48	$21,778.99	$23,738.02	$8,331.59	$332.24	$174,715.32

In re	RCLC, Inc.	Case No.	10-35313-MBK
		Reporting Period	5/01/11 - 5/31/11

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$-
(+) Amounts billed during the period	-
(-) Amounts collected during the period	-
Total Accounts Receivable at the end of the reporting period		$-

Accounts Receivable Aging	Amount
0 – 30 days old	-
31 – 60 days old	-
61 – 90 days old	-
91 + days old	-
Total Accounts Receivable		$-
Amounts considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business		✓
this reporting period? If yes, provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession		✓
account this reporting period? If yes, provide an explanation
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation	✓
below.
4.	Are workers compensation, general liability and other necessary insurance	✓
coverage in effect? If no, provide an explanation below.
5.	Has any bank account been opened during the reporting period? If yes, provide		✓
documentation identifying the opened account(s).